UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 25, 2023
TRIUMPH FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Texas (State or Other Jurisdiction of Incorporation)	001-36722 (Commission File Number)	20-0477066 (IRS Employer Identification No.)

12700 Park Central Drive, Suite 1700, Dallas, Texas (Address of Principal Executive Offices)		75251 (Zip Code)
(214) 365-6900
(Registrant’s telephone number, including area code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	TFIN	NASDAQ Global Select Market
Depositary Shares Each Representing a 1/40th Interest in a Share of 7.125% Series C Fixed-Rate Non-Cumulative Perpetual Preferred Stock	TFINP	NASDAQ Global Select Market

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
As described in Item 5.07 below, at the Annual Meeting of Stockholders of Triumph Financial, Inc. (the “Company”) held on April 25, 2023 (the “Annual Meeting”), the Company’s stockholders approved the Third Amendment (the “Amendment”) to the Company’s 2014 Omnibus Incentive Plan ( the “Plan”), which Amendment (i) increases the total number of shares of the Company’s common stock available for issuance under the Plan by 450,000 shares and (ii) updates and replaces each reference to “Triumph Bancorp, Inc.” in the Plan to “Triumph Financial, Inc.”.
The description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated into this Item 5.02 by reference.
Item 5.07.Submission of Matters to a Vote of Security Holders
At the Annual Meeting, stockholders voted on the following matters:
(1)To elect the following Directors of the Company for a one-year term that will expire at the 2024 Annual Meeting of Stockholders or until their respective successors have been elected and qualified. Final voting results were as follows:

Name of Nominee	Votes For	Votes Against	Votes Withheld	Broker Non-Votes
Carlos M. Sepulveda, Jr.	17,063,140	514,320	646,413	1,896,965
Aaron P. Graft	17,902,097	308,586	13,190	1,896,965
Charles A. Anderson	17,661,323	548,709	13,841	1,896,965
Harrison B. Barnes	18,028,769	127,118	67,986	1,896,965
Debra A. Bradford	18,156,701	47,674	19,498	1,896,965
Richard L. Davis	17,725,402	483,830	14,641	1,896,965
Davis Deadman	17,959,353	250,675	13,845	1,896,965
Laura K. Easley	17,960,424	244,491	18,958	1,896,965
Maribess L. Miller	16,797,705	1,411,755	14,413	1,896,965
Michael P. Rafferty	18,161,554	47,674	14,645	1,896,965
C. Todd Sparks	17,897,788	311,390	14,695	1,896,965
(2)To approve on a non-binding advisory basis the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement for the Annual Meeting. Final voting results were as follows:

Votes For	17,857,482
Votes Against	300,478
Abstentions	65,913
Broker Non-Votes	1,896,965
(3)To approve the Third Amendment to the Triumph Financial, Inc. 2014 Omnibus Incentive Plan. Final voting results were as follows:

Votes For	17,527,577
Votes Against	650,557
Abstentions	45,739
Broker Non-Votes	1,896,965

(4)To ratify the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the current fiscal year. Final voting results were as follows:

Votes For	19,968,316
Votes Against	148,274
Abstentions	4,248
Item 9.01.Financial Statements and Exhibits
(d)Exhibits.

Exhibit	Description
10.1	Third Amendment to Triumph Financial, Inc. 2014 Omnibus Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

EXHIBIT INDEX

Exhibit	Description
10.1	Third Amendment to Triumph Financial, Inc. 2014 Omnibus Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TRIUMPH FINANCIAL, INC.

By:	/s/ Adam D. Nelson
Name: Adam D. Nelson Title: Executive Vice President & General Counsel
Date: April 25, 2023